Note 13 - Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
NOTE 13. INCOME TAXES

There was no current or deferred income tax expense (other than state minimum tax) for the years ended December 31, 2011 and 2010 because of the Company’s operating losses.

The components of deferred tax assets (there were no deferred tax liabilities) as of December 31, 2011 and 2010 are as follows:

Deferred tax assets consist of the following:	December 31,
(in $ thousands)	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$13,711	$6,709
Research and development credit	4,573	2,504
Capitalized research costs	24,634	23,996
Stock-based compensation	1,357	1,386
Accruals and reserves	80	474
Total deferred tax asset	44,355	35,069
Less valuation allowance	(44,355)	(35,069)
Net deferred tax asset	$—	$—

(1)  The Company’s deferred tax asset and valuation allowance relating to stock-based compensation as of  December 31, 2010 was corrected  to properly account for the effect of stock option exercises, cancellations, forfeitures, and expirations, resulting in a decrease of $6.2 million in the gross deferred assets and valuation allowance.   Such correction had no impact on the results of operations or the Company’s financial position.

A reconciliation between our effective tax rate and the U.S. statutory tax rate follows:

	For the Years Ended,
	December 31, 2011	December 31, 2010
Footnote Disclosure:
Tax Benefit at Federal Statutory Rate	34.0%	34.0%
State Taxes, Net of Federal Benefit	5.8%	5.8%
Permanent Book/Tax Differences	(4.3)%	(2.6)%
Gain/loss on Call Options	7.1%	5.4%
Tax Credits	11.0%	(8.7)%
Change in Valuation Allowance	(53.6)%	(34.5)%
Provision (Benefit) for Taxes	0.0%	0.0%

As of December 31, 2011, the Company had potentially utilizable federal and state net operating loss tax carryforwards of approximately $34.1 million $32.2 million respectively.  The net operating loss carryforwards expire in various amounts for federal tax purposes from 2022 through 2030 and for state tax purposes from 2018 through 2030.   As of December 31, 2011, the Company also had research and development credit carryforwards of approximately $0.3 and $1.4 million for federal and state tax reporting purposes and orphan drug credit carryforwards of approximately $2.9 million for federal purposes. The research and development credit carryforwards will expire in 2030 for federal purposes and carryforward indefinitely for state purposes. The orphan drug credit carry forward expires in 2030 for federal purposes.

Management maintains a valuation allowance for its deductible temporary differences (i.e. deferred tax assets) when it concludes that it is more likely than not that the benefit of such deferred tax assets will not be recognized. The ultimate realization of deferred tax assets is dependent upon the Company’s ability to generate taxable income during the periods in which the temporary differences become deductible. Management considers the historical level of taxable income, projections for future taxable income, and tax planning strategies in making this assessment. Management’s assessment in the near term is subject to change if estimates of future taxable income during the carryforward period are reduced. The Company’s valuation allowance increased by $9.3 million and decreased by $15.6 million in the years ended December 31, 2011 and 2010, respectively.

Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization. The Company completed a Section 382 analysis through December 31, 2010 and determined that an ownership change, as defined under Section 382 of the Internal Revenue Code, occurred in prior years. Based on the analysis, the Company has undergone three ownership changes as defined in Section 382 of the Internal Revenue Code. The first ownership change occurred on July 21, 2004, the second ownership change occurred on July 31, 2007, and the third ownership change occurred on June 7, 2010.  No additional ownership changes occurred through December 31, 2011. Net operating loss carryovers presented have accounted for any limited and potential lost attributes due to the ownership changes and expiration dates.

The Company has adopted the provisions of FIN 48 as of January 1, 2007, which is now codified as part of ASC 740. The total amount of unrecognized tax benefits as of December 31, 2011 was $1.3 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized Tax Benefits (in $ thousands)	2011	2010
Balance as of January 1	$782	$954
Additions for current year tax positions	538	624
Reductions for current year tax positions	-	-
Additions for prior year tax positions	-	14
Reductions for prior year tax positions	(1)	-
Settlements	-	-
Reductions related to 382 limitations	-	(810)
Balance as of December 31	$1,319	$782

None of the unrecognized tax benefits as of December 31, 2011 would affect the Company’s effective tax rate if recognized. As the Company would currently need to increase their valuation allowance for any additional amounts benefited, the effective rate would not be impacted until the valuation allowance was removed.

Penalties and interest expense related to income taxes are included as a component of other expense and interest expense, respectively, if they are incurred.  For the years ended December 31, 2011 and 2010, no penalties or interest expense related to income tax positions were recognized. The Company does not anticipate that any of the unrecognized tax benefits will increase or decrease significantly in the next twelve months.

The Company is subject to federal and California state income tax. As of December 31, 2011, the Company’s federal returns for the years ended 2002 through the current period and state returns for the years ended 2004 through the current period are still open to examination. Net operating losses and research and development carryforwards that may be used in future years are still subject to inquiry given that the statute of limitation for these items would be from the year of the utilization. There are no tax years under examination by any jurisdiction at this time.